CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 10 to the registration statement on Form N-4 of our report dated
January 19, 2001, relating to the consolidated financial statements of Fidelity Investments Life Insurance Company, and our report dated February 9, 2001, relating to the financial statements of Fidelity Investments Variable Annuity Account I, both of which appear in such Statement of Additional Information. We also consent to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information.

/s/ PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
April 24, 2001